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                                                                   EXHIBIT 10.11


                               SECOND AMENDMENT TO
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                           THIRD STREET PARTNERS, LTD.


         THIS SECOND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF THIRD STREET PARTNERS, LTD. (the "Amendment"), effective as of the ____ day of September, 2000, by and among TRG-BRN, LLC, a Florida limited liability company ("TRG"), LEV-BRN, INC., a Florida corporation ("LEV-BRN"), and BO-MA, LLC, a Florida limited liability company ("BOMA"), (collectively, the "General Partners" and individually, a "General Partner"), and THE RELATED GROUP OF FLORIDA, a Florida general partnership ("Related"), LEVITT AND SONS, INC., a Maryland corporation ("Levitt"), and BOCA-MANDY ACQUISITIONS, LTD., a Florida limited partnership ("Boca") (each a "Limited Partner" and collectively the "Limited Partners").

                                    RECITALS

         1. The General Partners and Limited Partners entered into that certain Agreement of Limited Partnership of Third Street Partners, Ltd. (the "Partnership Agreement") which provided for the organization of Third Street Partners, Ltd. (the "Partnership").

         2. The Partnership Agreement was amended by that certain Letter Agreement dated September ___, 2000 (the "First Amendment") (hereafter the Partnership Agreement and First Amendment shall be collectively referred to as the "Partnership Agreement").

         3.       The Partners now desire to again amend the Partnership
Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the General Partners and Limited Partners hereby agree as follows:

         (a) All capitalized terms used herein and not specifically defined herein shall have the respective meanings assigned to those terms in the Partnership Agreement.

         (b) The Partnership shall forthwith seek to amend the Purchase Agreement to provide inter alia for the following:

                  a. The deposit pursuant to the Purchase Agreement shall be increased from $90,000.00 to $190,000.00.

                  b. If Governmental Approvals are not achieved on or before December 29, 2000, and the Buyer defaults in closing title, the Seller shall have the right to terminate the Purchase



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Agreement, retain $90,000.00 of the Deposit and be obligated to return
$100,000.00 of the Deposit to the Buyer.

         (c) Section 6.2.3(b) of the Partnership Agreement shall be amended to provide in the introductory paragraph thereof that Levitt's contribution of the Partnership shall be $166,667.00 and Related's contribution to the Partnership shall be the sum of $83,333.00;and shall further provide in subsection (i) that upon modification of the Purchase Agreement as provided in this Amendment, the Partnership shall pay to the Seller pursuant to the Purchase Agreement an additional $100,000.00 as a Deposit towards the Purchase Price which shall be repaid to Levitt and Related in the amount contributed by them if such amount is repaid to the Partnership by the Seller pursuant to the Purchase Agreement, as amended.

         (d) Section 6.2.3(b)(ii) of the Partnership Agreement is amended to delete September 18, 2000 and insert in lieu thereof October 31, 2000.

         (e) As modified and supplemented hereby, the Partnership Agreement continues to remain in full force and effect.

         (f) This Agreement may be executed in counterparts and may be delivered by telecopy, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Partnership Agreement this ____ day of September, 2000.

                             TRG-BRN, LLC, a general partner of the Partnership


                             By:
                                ------------------------------------------------



                             LEV-BRN, INC., a general partner of the Partnership


                             By:
                                ------------------------------------------------


                             BO-MA, LLC., a general partner of the Partnership


                             By:
                                ------------------------------------------------


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                                    THE RELATED GROUP OF FLORIDA, a Florida
                                    general partnership, a limited partner of the Partnership

                                    By: RELATED FLORIDA, LTD., a Florida limited
                                        partnership

                                    By: RELATED FLORIDA, INC., a Florida
                                        corporation, a general partner

                                                     AND

                                    By: RELATED GENERAL OF FLORIDA, LTD., a
                                        Florida limited partnership

                                    By: RCMP, INC., a Delaware corporation, a
                                        general partner


                                        By:
                                           -------------------------------------


                                    LEVITT AND SONS, INC., a limited partner of the Partnership


                                    By:
                                       -----------------------------------------


                                    BOCA-MANDY ACQUISITIONS, LTD., a Florida limited partner of the partnership

                                    By:  BOCA-MANDY CORP., its general partner

                                         By:
                                            ------------------------------------


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